UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024

Delcath Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

566 Queensbury Avenue Queensbury, New York		12804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 489-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DCTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Gerard Michel

On July 16, 2024, Delcath Systems, Inc., a Delaware corporation (the “Company”), entered into a new Employment Agreement (the “CEO Employment Agreement”) with Gerard Michel, the Company’s current Chief Executive Officer. This CEO Employment Agreement supersedes and replaces the existing Employment Agreement, dated August 31, 2020, by and between the Company and Mr. Michel.

Mr. Michel will continue to serve as the Company’s Chief Executive Officer pursuant to the terms and conditions of the CEO Employment Agreement.

Under the terms of the CEO Employment Agreement, Mr. Michel is eligible to participate in the Company’s annual incentive plan (“AIP”). For each fiscal year of Mr. Michel’s employment, he will be considered for an annual incentive bonus at the current annual target bonus opportunity equal to the current percentage of Mr. Michel’s then current CEO Base Salary. The award, if any, will be determined based on the Company’s performance and Mr. Michel’s performance, and will be determined at the discretion of the Company’s Board of Directors (the “Board”) or Compensation Committee.

Mr. Michel also continues to be eligible to participate in the Company’s 2020 Omnibus Equity Incentive Plan (the “Plan”) or any successor plan, subject to the terms, conditions and vesting provisions of the Plan and any applicable award agreement to the extent determined by the Compensation Committee or the Board in its sole discretion. Mr. Michel is entitled to participate in or receive benefits under employee benefit plans, health plans, vacation/sick leave plans, or arrangements, if any, made available from time to time by the Company to its employees to the extent Mr. Michel meets the eligibility requirements to receive such benefits and is entitled to receive certain other perquisites, as set forth in the CEO Employment Agreement.

If the CEO Employment Agreement is terminated due to the death of Mr. Michel, a physical or mental disability to such an extent that Mr. Michel is unable to perform the essential functions of his position with or without reasonable accommodation or the insolvency or bankruptcy of the Company, by Mr. Michel without Good Reason (as defined in the CEO Employment Agreement), or by the Company with Cause (as defined in the CEO Employment Agreement), Mr. Michel will only be entitled to any compensation the then-current CEO Base Salary earned through his last day of employment.

If Mr. Michel is involuntarily terminated by the Company without Cause or Mr. Michel resigns with Good Reason and Mr. Michel executes a separation agreement in a form supplied by the Company, then the Company will (i) pay Mr. Michel an amount equal to fifteen months of Mr. Michel’s then-current CEO Base Salary and a pro-rated portion of any earned annual bonus, as determined by the Company at its discretion, subject to required and authorized deductions and withholdings and (ii) if Mr. Michel timely and properly elects health plan continuation coverage under COBRA, the Company will reimburse Mr. Michel in an amount equal to the difference between the monthly COBRA premium paid by Mr. Michel for himself and his dependents, for a period of fifteen months or until Mr. Michel becomes eligible to receive substantially similar coverage from another employer.

In the event Mr. Michel is terminated without Cause or resigns with Good Reason within the three month period immediately preceding a change in control or within the one year period immediately following the effective date of the change in control, the Company will pay Mr. Michel: (i) eighteen months of Mr. Michel’s then-current CEO Base Salary and a pro-rated portion of any earned annual bonus, to be determined at the Company’s discretion and (ii) the Company will reimburse Mr. Michel for continuing his health plan coverage under COBRA, if applicable, for a period of eighteen months or until Mr. Michel becomes eligible to receive substantially similar coverage from another employer. Additionally, all then-outstanding unvested stock options granted to Mr. Michel during his employment will become fully vested and exercisable upon termination.

The CEO Employment Agreement also contains customary non-disparagement, non-solicitation and confidentiality provisions.

The foregoing description of the terms of the CEO Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the CEO Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement with Sandra Pennell

On July 17, 2024, the Company entered into an Employment Agreement (the “SVP Finance Employment Agreement”) with Sandra Pennell, the Company’s current Senior Vice President of Finance.

Ms. Pennell will continue to serve as the Company’s Senior Vice President of Finance, a role she began on June 1, 2023, pursuant to the terms and conditions of the SVP Finance Employment Agreement.

Under the terms of the SVP Finance Employment Agreement, Ms. Pennell is eligible to participate in the AIP. For each fiscal year of Ms. Pennell’s employment, she will be considered for an annual incentive bonus at the current annual target bonus opportunity equal to the current percentage of Ms. Pennell’s then current SVP Finance Base Salary. The award, if any, will be determined based on the Company’s performance and Ms. Pennell’s performance, and will be determined at the discretion of the Board or Compensation Committee.

Ms. Pennell also continues to be eligible to participate in the Plan or any successor plan, subject to the terms, conditions and vesting provisions of the Plan and any applicable award agreement to the extent determined by the Compensation Committee or the Board in its sole discretion. Under the SVP Finance Employment Agreement, Ms. Pennell is entitled to participate in or receive benefits under employee benefit plans, health plans, vacation/sick leave plans, or arrangements, if any, made available from time to time by the Company to its employees to the extent Ms. Pennell meets the eligibility requirements to receive such benefits and she is entitled to receive certain other perquisites, as set forth in the SVP Finance Employment Agreement.

If the SVP Finance Employment Agreement is terminated due to the death of Ms. Pennell, a physical or mental disability to such an extent that Ms. Pennell is unable to perform the essential functions of her position with or without reasonable accommodation or the insolvency or bankruptcy of the Company, by Ms. Pennell without Good Reason (as defined in the SVP Finance Employment Agreement), or by the Company with Cause (as defined in the SVP Finance Employment Agreement), Ms. Pennell will only be entitled to any compensation the then-current SVP Finance Base Salary earned through her last day of employment.

If Ms. Pennell is involuntarily terminated by the Company without cause or Ms. Pennell resigns with Good Reason and Ms. Pennell executes a separation agreement in a form supplied by the Company, then the Company will (i) pay Ms. Pennell an amount equal to twelve months of Ms. Pennell’s then-current SVP Finance Base Salary and a pro-rated portion of any earned annual bonus, as determined by the Company at its discretion, subject to required and authorized deductions and withholdings and (ii) if Ms. Pennell timely and properly elects health plan continuation coverage under COBRA, the Company will reimburse Ms. Pennell in an amount equal to the difference between the monthly COBRA premium paid by Ms. Pennell for herself and her dependents, for a period of twelve months or until Ms. Pennell becomes eligible to receive substantially similar coverage from another employer.

In the event Ms. Pennell is terminated without cause or resigns with Good Reason within the three month period immediately preceding a change in control or within the one year period immediately following the effective date of the change in control, the Company will pay Ms. Pennell (i) an amount equal to twelve months of Ms. Pennell’s then-current SVP Finance Base Salary and a pro-rated portion of any earned annual bonus, as determined by the Company at its discretion, subject to required and authorized deductions and withholdings and (ii) the Company will reimburse Ms. Pennell for continuing her health plan coverage under COBRA, if applicable, for a period of twelve months or until Ms. Pennell becomes eligible to receive substantially similar coverage from another employer. Additionally, all then-outstanding unvested stock options granted to Ms. Pennell during her employment will become fully vested and exercisable upon termination.

The SVP Finance Employment Agreement also contains customary non-disparagement, non-solicitation and confidentiality provisions.

The foregoing description of the terms of the SVP Finance Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the SVP Finance Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Employment Agreement with Kevin Muir

On July 17, 2024, the Company entered into an Employment Agreement (the “GM Oncology Employment Agreement”) with Kevin Muir, the Company’s current General Manager of Interventional Oncology.

Mr. Muir will continue to serve as the Company’s General Manager of Interventional Oncology, a role he began on December 7, 2020, pursuant to the terms and conditions of the GM Oncology Employment Agreement.

Under the terms of the GM Oncology Employment Agreement, Mr. Muir is eligible to participate in the AIP. For each fiscal year of Mr. Muir’s employment, he will be considered for an annual incentive bonus at the current annual target bonus opportunity equal to the current percentage of Mr. Muir’s then current GM Oncology Base Salary. The award, if any, will be determined based on the Company’s performance and Mr. Muir’s performance, and will be determined at the discretion of the Board or Compensation Committee.

Mr. Muir also continues to be eligible to participate in the Plan or any successor plan, subject to the terms, conditions and vesting provisions of the Plan and any applicable award agreement to the extent determined by the Compensation Committee or the Board in its sole discretion. Under the GM Oncology Employment Agreement, Mr. Muir is entitled to participate in or receive benefits under employee benefit plans, health plans, vacation/sick leave plans, or arrangements, if any, made available from time to time by the Company to its employees to the extent Mr. Muir meets the eligibility requirements to receive such benefits and he is entitled to receive certain other perquisites, as set forth in the GM Oncology Employment Agreement.

If the GM Oncology Employment Agreement is terminated due to the death of Mr. Muir, a physical or mental disability to such an extent that Mr. Muir is unable to perform the essential functions of his position with or without reasonable accommodation or the insolvency or bankruptcy of the Company, by Mr. Muir without Good Reason (as defined in the GM Oncology Employment Agreement), or by the Company with Cause (as defined in the GM Oncology Employment Agreement), Mr. Muir will only be entitled to any compensation the then-current GM Oncology Base Salary earned through his last day of employment.

If Mr. Muir is involuntarily terminated by the Company without cause or Mr. Muir resigns with Good Reason and Mr. Muir executes a separation agreement in a form supplied by the Company, then the Company will (i) pay Mr. Muir an amount equal to twelve months of Mr. Muir’s then-current GM Oncology Base Salary and a pro-rated portion of any earned annual bonus, as determined by the Company at its discretion, subject to required and authorized deductions and withholdings and (ii) if Mr. Muir timely and properly elects health plan continuation coverage under COBRA, the Company will reimburse Mr. Muir in an amount equal to the difference between the monthly COBRA premium paid by Mr. Muir for himself and his dependents, for a period of twelve months or until Mr. Muir becomes eligible to receive substantially similar coverage from another employer.

In the event Mr. Muir is terminated without cause or resigns with Good Reason within the three month period immediately preceding a change in control or within the one year period immediately following the effective date of the change in control, the Company will pay Mr. Muir (i) an amount equal to twelve months of Mr. Muir’s then-current GM Oncology Base Salary and a pro-rated portion of any earned annual bonus, as determined by the Company at its discretion, subject to required and authorized deductions and withholdings and (ii) the Company will reimburse Mr. Muir for continuing his health plan coverage under COBRA, if applicable, for a period of twelve months or until Mr. Muir becomes eligible to receive substantially similar coverage from another employer. Additionally, all then-outstanding unvested stock options granted to Mr. Muir during his employment will become fully vested and exercisable upon termination.

The GM Oncology Employment Agreement also contains customary non-disparagement, non-solicitation and confidentiality provisions.

The foregoing description of the terms of the GM Oncology Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the GM Oncology Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Executive Employment Agreement, dated July 16, 2024, by and between Delcath Systems, Inc. and Gerard Michel

10.2	Executive Employment Agreement, dated July 17, 2024, by and between Delcath Systems, Inc. and Sandra Pennell

10.3	Executive Employment Agreement, dated July 17, 2024, by and between Delcath Systems, Inc. and Kevin Muir

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2024	DELCATH SYSTEMS, INC.

	By:	/s/ Gerard Michel
	Name:	Gerard Michel
	Title:	Chief Executive Officer